UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2022

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7 Norwalk, Connecticut 06851-1056
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(203) 849-5216

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 19, 2022, Xerox Holdings Corporation (the “Registrant”) held its Annual Meeting of Shareholders (“2022 Annual Meeting”).

(b)	Shareholders voted on the matters set forth below as follows:

1.	Election of Directors. All nominees for director were elected.

Name	For	Against	Abstain	Non-Votes
Joseph J. Echevarria	116,562,255	10,277,601	200,516	12,851,066
Scott Letier	91,528,571	34,884,575	627,225	12,851,066
Jesse A. Lynn	123,266,136	3,495,783	278,453	12,851,066
Nichelle Maynard-Elliott	122,733,017	4,076,629	230,726	12,851,066
Steven D. Miller	120,536,189	6,244,312	259,871	12,851,066
James L. Nelson	89,569,410	37,042,952	428,010	12,851,066
Margarita Paláu-Hernández	94,528,444	32,291,321	220,606	12,851,066
Giovanni (“John”) Visentin	122,565,932	4,274,188	200,252	12,851,066

2.	Ratification of selection of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for 2022. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non-Votes
136,454,079	3,183,621	253,738	0

3.

Approval, on an advisory basis, of the 2021 compensation of the Registrant’s Named Executive Officers, as disclosed in Registrant’s 2022 Proxy Statement. The 2021 compensation of the Registrant’s Named Executive Officers, as disclosed in Registrant’s 2022 Proxy Statement, was approved on an advisory basis.

For	Against	Abstain	Non-Votes
88,765,005	37,543,401	731,967	12,851,066

4.

Approval of an amendment to the Registrant’s Amended and Restated Certificate of Incorporation to permit shareholders to act by written consent. The amendment to the Registrant’s Amended and Restated Certificate of Incorporation to permit shareholders to act by written consent was approved.

For	Against	Abstain	Non-Votes
125,152,662	1,583,726	303,983	12,851,066

The amendment of the Registrant’s amended and restated certificate of incorporation became effective on May 19, 2022 upon acceptance by the Department of State of the State of New York of a certificate of amendment setting forth such amendment (“Certificate of Amendment”). A conformed copy of the restated certificate of incorporation reflecting the amendment effected by the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

5.

Shareholder Proposal for shareholder right to call a special shareholder meeting, if properly presented to the meeting. The proposal for the shareholder right to call a special shareholder meeting was not approved.

For	Against	Abstain	Non-Votes
8,587,139	85,098,508	33,354,725	12,851,066

Item 8.01	Other Events

On May 25, 2022, the Company announced that the Board elected James L. Nelson to serve as Chairman of the Board effective as of the date of the Annual Meeting.

The Company also announced the following Board committee composition for 2022 – 2023 effective as of that date:

Audit Joseph J. Echevarria (Chair) Nichelle Maynard-Elliott James L. Nelson	Compensation Nichelle Maynard-Elliott (Chair) Jesse A. Lynn Margarita Paláu-Hernández

Corporate Governance James L. Nelson (Chair) Jesse A. Lynn Margarita Paláu-Hernández	Finance Scott Letier (Chair) Joseph J. Echevarria Steven D. Miller

Technology Steven D. Miller (Chair) Scott Letier James L. Nelson

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Xerox Holdings Corporation as of May 19, 2022 (conformed copy).

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: May 25, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary